SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 21, 2004

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)
2190 Parkway Lake Drive, Birmingham, Alabama 35244 (Address of Principal Executive Office)

(205) 444-4600 (Registrant’s telephone number, including area code)

Item 7. Exhibits.

Exhibit No	Description
99.1	Press release dated April 21, 2004 entitled “BioCryst Reports First Quarter 2004 Financial Results”

Item 12. Results of Operations and Financial Condition:

        On April 21, 2004, the Company issued a news release announcing its financial results for the quarter ended March 31, 2004. A copy of the news release is furnished as exhibit 99.1 hereto and is incorporated by reference into Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004	BioCryst Pharmaceuticals, Inc. By: /s/ Michael A. Darwin —————————————— Michael A. Darwin Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Item	Description
99.1	Press release dated April 21, 2004 entitled “BioCryst Reports First Quarter 2004 Financial Results”